Exhibit 23

                         Consents of Experts and Counsel
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                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in Registration Statement Nos. 333-4138 and 333-4140 of Home Bancorp on Form S-8, of our report dated October 23, 1996 contained in the Annual Report to Shareholders under Exhibit 13 to Home Bancorp's Annual Report on Form 10-K for the fiscal year ended September 30, 1996.

                                        /s/Crowe, Chizek and Company LLP
                                        --------------------------------
                                           Crowe, Chizek and Company LLP

South Bend, Indiana
December 16, 1996